TAXES ON INCOME (Schedule of Net Operating Loss Carry-Forwards) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
TAXES ON INCOME [Abstract]
Israel	$ 41,684	$ 42,984
United States	757 [1]	522	[1]
Tax Loss Carry-Forwards	$ 42,441	$ 43,506
Expiration date	Dec. 31, 2027

[1]	Utilization of U.S. net operating losses may be subject to substantial annual limitation due to the “change in ownership” provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.